Exhibit 10.1

SEVENTH AMENDMENT TO LOAN AGREEMENT

THIS SEVENTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into and effective as of November 19, 2008 (the “Amendment Closing Date”), by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the “Bank”), FOSSIL PARTNERS, L.P. (the “Borrower”), FOSSIL, INC. (the “Company”), FOSSIL INTERMEDIATE, INC. (“Fossil Intermediate”), FOSSIL TRUST (“Fossil Trust”), FOSSIL STORES I, INC. (“Fossil I”), ARROW MERCHANDISING, INC. (“Arrow Merchandising”), FOSSIL HOLDINGS, LLC (“Fossil Holdings”) and FOSSIL INTERNATIONAL HOLDINGS, INC. (“Fossil International”) (the Company, Fossil Intermediate, Fossil Trust, Fossil I, Arrow Merchandising, Fossil Holdings and Fossil International are sometimes referred to herein individually as a “Guarantor” and collectively as the “Guarantors”).

RECITALS

WHEREAS, the Bank, the Borrower and certain of the Guarantors are parties to that certain Loan Agreement dated as of September 23, 2004 (as amended, modified or supplemented from time to time, the “Agreement”); and

WHEREAS, the Bank, the Borrower and the Guarantors desire to amend the Agreement and the other Loan Documents as herein set forth to, among other things, (a) increase the Total Commitment from $100,000,000 to $140,000,000 and (b) extend the maturity date of the Revolving Note to November 18, 2009.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I.
Definitions

Section 1.01.                             Capitalized terms used in this Amendment are defined in the Agreement, as amended hereby, unless otherwise stated.

ARTICLE II.
Amendments

Section 2.01.                             Amendment to Definition of “Guarantors”.  The parenthetical phrase “(the Company, Fossil Intermediate, Fossil Trust, Fossil I, Intermediate Leasing, Arrow Merchandising, Fossil Holdings and FMW are sometimes referred to herein individually as a ‘Guarantor’ and collectively as ‘Guarantors’)” contained in the preamble to the Agreement is hereby amended and restated to read in its entirety as follows:

“(the Company, Fossil Intermediate, Fossil Trust, Fossil I, Arrow Merchandising, Fossil Holdings, Fossil International Holdings, Inc. and any other person or entity which is, at any time, a party to the Guaranty Agreement or any other agreement which guarantees payment or collection of any loans or other obligations from time to time outstanding under this Agreement, the Revolving Note or any other Loan Document are sometimes referred to herein individually as a ‘Guarantor’ and collectively as the ‘Guarantors’)”.

Section 2.02.                             Amendment to Section 1.  Effective as of the Amendment Closing Date, Section 1 of the Agreement is hereby amended and restated to read in its entirety as follows:

“1.                                 The Line of Credit.  Subject to and upon the terms, conditions, covenants and agreements contained herein and in the Revolving Note (as hereinafter defined), the Bank agrees to loan to the Borrower, at any time and from time to time prior to the maturity of the Revolving Note, such amounts as the Borrower may request up to but not exceeding at any time the aggregate principal amount of $140,000,000 (the “Total Commitment”); within such limits and during such period, the Borrower may borrow, repay and re-borrow hereunder (the “Line of Credit”).  All loans under the Line of Credit shall be evidenced by a Revolving Line of Credit Note (as amended, modified or supplemented, increased, renewed, extended or replaced from time to time, the “Revolving Note”) in form and substance satisfactory to the Bank, executed by the Borrower and payable to the order of the Bank, and bearing interest upon the terms provided therein (but in no event to exceed the maximum non-usurious interest rate permitted by law).  The principal of, and interest on, the Revolving Note shall be due and payable as provided in the Revolving Note.  Notation by the Bank on its records shall constitute prima facie evidence of the amount and date of any payment or borrowing thereunder.

(a)                                  Renewals and Extensions.  All renewals, extensions, modifications and rearrangements of the Revolving Note, if any, shall be deemed to be made pursuant to this Agreement, and, accordingly, shall be subject to the terms and provisions hereof, and the Borrower and the Guarantors shall be deemed to have ratified, as of such renewal, extension, modification or rearrangement date, all of the representations, covenants and agreements herein set forth.

(b)                                 Letters of Credit.  Advances under the Line of Credit may be utilized by the Borrower to fund drawings under any Documentary or Stand-by Letters of Credit (as hereinafter defined) that are issued by the Bank for the account of the Borrower.  In the event the Borrower fails to reimburse the Bank for any such drawings, the Bank may, in its own discretion, advance funds under the Line of Credit to fund such drawings and all such advances shall be added to the principal amount of the Revolving Note.”

Section 2.03.                             Amendment to Section 2.  Effective as of the Amendment Closing Date, the reference to “$100,000,000” contained in Section 2 of the Agreement is hereby deleted and “$140,000,000” is substituted in lieu thereof.

Section 2.04.                             Amendment to Section 5(a).  Effective as of the Amendment Closing Date, Section 5(a) of the Agreement is hereby amended and restated to read in its entirety as follows:

“5.                                 Availability.

(a)                                  Revolving Note.  The aggregate principal amount at any time outstanding under the Revolving Note, plus one hundred percent (100%) of the face amount of the JDB Letter of Credit (calculated by reference to the amount of United States of America dollars into which the Bank determines it could, in accordance with its practice from time to time in the interbank foreign exchange market, convert such amount of Yen at its spot rate of exchange in effect at approximately 8:00 a.m. (Dallas, Texas time) on the date of determination), plus one hundred percent (100%) of the face amount of all outstanding Documentary and Stand-by Letters of Credit (other than the JDB Letter of Credit) issued for the account of the Borrower, plus one hundred percent (100%) of the Bank’s participation interest in all letters of credit issued for the account of the Borrower, the Company or any of their respective subsidiaries pursuant to that certain The Hongkong and Shanghai Banking Corporation Limited uncommitted letter of credit facility dated as of March 2, 2006 or any similar letter of credit facility to which the Borrower, the Company or any of their respective subsidiaries is a party from time to time, as the same may be amended, modified, extended, renewed or replaced from time to time (said sum being herein referred to as the “Outstanding Revolving Credit”), shall not at any time exceed the Total Commitment.”

Section 2.05.                             Amendment to Section 12(m).  Effective as of the Amendment Closing Date, Section 12(m) of the Agreement is hereby amended and restated to read in its entirety the following:

“(m)                         Domestic/Foreign Subsidiary Guarantees/Stock Pledges.  (i) cause each majority-owned subsidiary of the Company or the Borrower which is incorporated, organized or formed in the United States of America and which owns or holds tangible assets having an aggregate book value of $30,000,000 or more (each, a “Significant Domestic Subsidiary”) to execute a Guaranty Agreement in the form of Exhibit A attached hereto, and (ii) pledge to the Bank, as collateral security for the Borrower’s obligations to the Bank hereunder, a security interest in sixty-five percent (65%) of the stock and other equity interests of each majority owned subsidiary of the Company which is incorporated, organized or formed outside of the United States and which owns or holds tangible assets having an aggregate book value of $30,000,000 or more (each a “Significant Foreign Subsidiary”)  by executing a Stock Pledge Agreement in the form of Exhibit B attached hereto.”

ARTICLE III.
Conditions Precedent

Section 3.01.                             Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Bank:

(a)                                  The Bank shall have received (i) this Amendment, duly executed by the Borrower and each Guarantor, (ii) an amended and restated Revolving Note in form and substance satisfactory to the Bank which (A) increases the maximum principal amount thereof from $100,000,000 to $140,000,000 and (B) extends the maturity date of the Revolving Note to November 18, 2009, duly executed by the Borrower, (iii) an amended and restated Guaranty Agreement, duly executed by each Guarantor, and (iv) an amended and restated Stock Pledge Agreement executed by the Company which pledges sixty-five percent (65%) of the stock and other equity interests of each Significant Foreign Subsidiary;

(b)                                 The Bank shall have received (i) certified copies of the organizational documents of the Borrower, each Guarantor and each Significant Foreign Subsidiary, (ii) certificates dated as of a recent date issued by the applicable governmental authorities which evidence the existence and good standing of the Borrower and each Guarantor, and (iii) certified copies of resolutions of the board of directors or other applicable governing body of the Borrower and each Guarantor which authorize the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith, in each case in form and substance satisfactory to the Bank;

(c)                                  The Bank shall have received a legal opinion from counsel to the Borrower and each Guarantor relating to this Amendment and the other Loan Documents executed in connection herewith, in form and substance satisfactory to the Bank;

(d)                                 There shall have been no material adverse change in the business or financial condition of the Borrower, the Company and the Guarantors, taken as a whole;

(e)                                  There shall be no material adverse litigation, either pending or threatened, against the Borrower or any Guarantor that could reasonably be expected to have a material adverse effect on the business or financial condition of the Borrower, the Company and the Guarantors, taken as a whole;

(f)                                    The representations and warranties contained herein and in the Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except to the extent such representations were made as of a specific date;

(g)                                 No default or Event of Default under the Agreement, as amended hereby, shall have occurred and be continuing, unless such default or Event of Default has been specifically waived in writing by the Bank; and

(h)                                 All requisite corporate, partnership or trust proceedings, as appropriate, shall have been taken the Borrower and each Guarantor to authorize the execution, delivery and performance of this Amendment, and such proceedings and other legal matters incident thereto shall be satisfactory to the Bank and its legal counsel.

ARTICLE IV.
Ratifications, Representations and Warranties, Covenants

Section 4.01.                             General Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

The parties hereto agree that the Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 4.02.                             Ratification of Guaranties.  Each of the Guarantors hereby acknowledges and consents to all of the terms and conditions of this Amendment and hereby ratifies and confirms the Guaranty Agreement to which it is a party to or for the benefit of the Bank.  Each of the Guarantors hereby represents and acknowledges that it has not revoked, terminated, limited or otherwise modified its obligations under the Guaranty Agreement executed by it in any way and that it has no claims, counterclaims, offsets, credits or defenses to the Guaranty Agreement executed by it or to the other Loan Documents to which it is a party or the performance of its obligations thereunder, all of which obligations are legal, valid and binding in accordance with their terms.  Furthermore, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of the Bank under the Guaranty Agreement to which such Guarantor is a party.  Each Guarantor hereby agrees that, with respect to the Guaranty Agreement to which it is a party, all references in such Guaranty Agreement to the “Guaranteed Obligations” shall include, without limitation, the obligations of the Borrower to the Bank under the Agreement, as amended hereby, and all indebtedness evidenced by the Revolving Note dated as of November 19, 2008, in the maximum original principal amount of $140,000,000 made by the Borrower payable to the order of the Bank.  Finally, each of the Guarantors hereby represents and acknowledges that the execution and delivery of this Amendment, the Revolving Note and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under its respective Guaranty Agreement (except as specifically provided in this Section 4.02) and shall not constitute a waiver by the Bank of any of the Bank’s rights or remedies against such Guarantor.

Section 4.03.                             Ratification of Security Interests.  The Company hereby agrees that the Stock Pledge Agreement is hereby expressly amended such that the definition of “Secured Obligations” contained therein includes, without limitation, all indebtedness and other obligations of the Borrower now or hereafter existing hereunder the Agreement, as amended hereby, and all indebtedness evidenced by the Revolving Note dated as of November 19, 2008, in the maximum original principal amount of $140,000,000 made by the Borrower payable to the order of the Bank.  Furthermore, the Company hereby ratifies and reaffirms its grant of a security interest in all “Collateral”, as such term is defined in the Stock Pledge Agreement, as security for the payment and performance of all “Secured Obligations”, as such term is defined in the Stock Pledge Agreement, and all other obligations under the Stock Pledge Agreement, as the same is amended hereby, and represents and acknowledges that the Stock Pledge Agreement is not subject to any claims, counterclaims, defenses or offsets and that all of its obligations thereunder are legal, valid and binding in accordance with their terms.  Finally, the Company hereby represents and acknowledges that the execution and delivery of this Amendment, the Revolving Note and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a debtor, pledgor, assignor, obligor and/or grantor under the Stock Pledge Agreement (except as specifically provided in this Section 4.03) and shall not constitute a waiver by the Bank of any of the Bank’s rights or remedies against the Company.

Section 4.04.                             Representations and Warranties, etc.  The Borrower and each of the Guarantors hereby jointly and severally represent and warrant to the Bank that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been duly authorized by all requisite corporate, partnership or trust proceedings, as appropriate, and will not contravene, or constitute a default under, any provision of applicable law or regulation or of the Agreement of Limited Partnership, Articles of Incorporation, By-Laws, Trust Agreement or other organizational document, as applicable, of the Borrower or any Guarantor, or of any mortgage, indenture, material contract, material agreement or other material instrument, or any judgment, order or decree, binding upon the Borrower or any Guarantor; (b) the officer(s) or other representatives, as applicable, of the Borrower and each Guarantor executing and delivering this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith are duly elected and are authorized, by resolution of the board of directors, board of managers or trustees (or other applicable governing body) of the Borrower and each such Guarantor, to execute on behalf of each such entity this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Agreement and the other Loan Documents, as amended hereby, are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except to the extent such representations were made as of a specific date; (d) no default or Event of Default under the Agreement, as amended hereby, or any other Loan Document has occurred and is continuing, unless such default or Event of Default has been specifically waived in writing by the Bank; and (e) the Borrower and the Guarantors are in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby.

Section 4.05.                             Subsidiaries, etc.  The Borrower and each of the Guarantors hereby jointly and severally represents and warrants to the Bank that (a) attached hereto as Seventh Amendment Schedule 1 is a list of all majority-owned subsidiaries of the Company or the Borrower as of the Amendment Closing Date, (b) attached hereto as Seventh Amendment Schedule 2 is a list of all Significant Domestic Subsidiaries as of the Amendment Closing Date and after giving effect to this Amendment, (c) attached hereto as Seventh Amendment Schedule 3 is a list of all Significant Foreign Subsidiaries as of the Amendment Closing Date and after giving effect to this Amendment, and (d) each of the Borrower and the Guarantors is in compliance with the requirements of Section 12(m) of the Agreement as of the Amendment Closing Date and after giving effect to this Amendment.

ARTICLE V.
Miscellaneous Provisions

Section 5.01.                             Survival of Representations and Warranties.  All representations and warranties made in the Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents to be executed in connection herewith, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.

Section 5.02.                             Reference to Agreement.  Each of the Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or thereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 5.03.                             Expenses of the Bank.  As provided in the Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements hereto or thereto, including, without limitation, the costs and fees of the Bank’s legal counsel and all costs and expenses incurred by the Bank in connection with the enforcement or preservation of any rights or remedies under the Agreement or any other Loan Document, in each case as amended hereby, including, without, limitation, the costs and fees of the Bank’s legal counsel.

Section 5.04.                             Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.05.                             Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Borrower, the Guarantors and the Bank and their respective successors and assigns; provided, however, that neither the Borrower nor any Guarantor may assign any of its obligations hereunder or under any Loan Document without the prior written consent of the Bank.

Section 5.06.                             Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  A facsimile signature or a signature transmitted electronically shall be effective as an original signature.

Section 5.07.                             Effect of Waiver.  No consent or waiver, express or implied, by the Bank to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

Section 5.08.                             Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.09.                             Applicable Law.  THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Section 5.10.                             Final Agreement.  THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.

THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER, THE GUARANTORS AND THE BANK.

Section 5.11.                             Agreement for Binding Arbitration.  The parties agree to be bound by the terms and provisions of the Bank’s current Arbitration Program, a true and correct copy of which is attached hereto as Exhibit A and incorporated herein by reference and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

“BANK”

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:	/s/ Marguerite C. Burtzlaff
Name:	Marguerite C. Burtzlaff
Title:	Vice President

“BORROWER”

FOSSIL PARTNERS, L.P.

By:	Fossil, Inc.
Title:	General Partner

	By:	/s/ Mike L. Kovar
	Name:	Mike L. Kovar
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

“GUARANTORS”

FOSSIL, INC.

By:	/s/ Mike L. Kovar
Name:	Mike L. Kovar
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

FOSSIL INTERMEDIATE, INC.

By:	/s/ Mike L. Kovar
Name:	Mike L. Kovar
Title:	Treasurer

FOSSIL TRUST

By:	/s/ Mike L. Kovar
Name:	Mike L. Kovar
Title:	Treasurer

FOSSIL STORES I, INC.

By:	/s/ Mike L. Kovar
Name:	Mike L. Kovar
Title:	Treasurer

ARROW MERCHANDISING, INC.

By:	/s/ Mike L. Kovar
Name:	Mike L. Kovar
Title:	Treasurer

FOSSIL HOLDINGS, LLC

By:	/s/ Mike L. Kovar
Name:	Mike L. Kovar
Title:	Manager

FOSSIL INTERNATIONAL HOLDINGS, INC.

By:	/s/ Michael W. Barnes
Name:	Michael W. Barnes
Title:	President

SEVENTH AMENDMENT SCHEDULE 1

ALL SUBSIDIARIES

Fossil Intermediate, Inc.

Fossil Stores I, Inc.

Arrow Merchandising, Inc.

Fossil Holdings, LLC

Fossil Trust

Fossil International Holdings, Inc.

Fossil Europe B.V.

Fossil Holdings (Gibraltar) Ltd.

Swiss Technology Holding GmbH

Fossil Austria GmbH

Fossil Japan, K.K.

Fossil (Gibraltar) Ltd.

Fossil Canada, Inc.

Fossil Mexico, S.A. de C. V.

Servicios Fossil Mexico, S.A. de C.V.

Fossil (East) Limited

Fossil Holding LLC Luxembourg, SCS

Fossil Luxembourg, Sarl

Pulse Time Center Company, Ltd.

Fossil (Asia) Ltd

Fossil Singapore Ptd Ltd.

FDT, Ltd.

Fossil (Australia) Pty Ltd.

Fossil (New Zealand) Ltd.

Fossil Time Malaysia Sdn. Bhd.

Fossil Industries Ltd.

Fossil Trading (Shanghai) Company Ltd.

Fossil (Asia) Holding Ltd.

Fossil Europe GmbH

Fossil Italia, S.r.l.

Gum, S.A.

Fossil, S.L.

Fossil U.K. Holdings Ltd.

FESCO, GmbH

Fossil Swiss No Time GmbH

Fossil Swiss X Time GmbH

In Time - Portugal

Fossil U.K. Ltd.

Fossil Stores U.K. Ltd.

Montres Antima SA

Fossil Group Europe, GmbH

Fossil France SA

Logisav SARL

Trotime Espana SL

Fossil Retail Stores (Australia) Pty. Ltd

Fossil Management Services Pty. Ltd.

Fossil Scandinavia AB

Fossil Norway AS

Fossil Denmark AS

Fossil Stores France SAS

Fossil Stores S.r.l.

Fossil (Korea) Ltd.

Fossil (Macau) Limited

Fossil India Private Ltd.

Fossil Stores Spain, S.L.

Fossil Stores Belgium BVBA

Fossil Belgium BVBA

Fossil Stores Sweden AB

Fossil Stores Denmark A/S

MW (Asia), Ltd.

Trylink International, Ltd.

Fossil Newtime Ltd.

SEVENTH AMENDMENT SCHEDULE 2

SIGNIFICANT DOMESTIC SUBSIDIARIES

Fossil Intermediate, Inc.

Fossil Trust

Fossil Stores I, Inc.

SEVENTH AMENDMENT SCHEDULE 3

SIGNIFICANT FOREIGN SUBSIDIARIES

Fossil Europe B.V.

Fossil Holdings (Gibraltar) Ltd.

Swiss Technology Holding GmbH

EXHIBIT A

ARBITRATION PROGRAM

ARBITRATION

(a)           Arbitration.  The parties hereto agree, upon demand by any party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise in any way arising out of or relating to (i) any credit subject hereto, or any of the Loan Documents, and their negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit.

(b)           Governing Rules.  Any arbitration proceeding will (i) proceed in a location in Texas selected by the American Arbitration Association (“AAA”); (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA’s commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA’s optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to herein, as applicable, as the “Rules”).  If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control.  Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute.  Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. §91 or any similar applicable state law.

(c)           No Waiver of Provisional Remedies, Self-Help and Foreclosure.  The arbitration requirement does not limit the right of any party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding.  This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

(d)           Arbitrator Qualifications and Powers.  Any arbitration proceeding in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00.  Any dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.  The arbitrator will be a neutral attorney licensed in the State of Texas with a minimum of ten years experience in the substantive law applicable to the subject matter of the dispute to be arbitrated.  The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim.  In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator’s discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication.  The arbitrator shall resolve all disputes in accordance with the substantive law of Texas and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award.

The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law.  Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.  The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

(e)           Discovery.  In any arbitration proceeding, discovery will be permitted in accordance with the Rules.  All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than 20 days before the hearing date.  Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party’s presentation and that no alternative means for obtaining information is available.

(f)            Class Proceedings and Consolidations.  No party hereto shall be entitled to join or consolidate disputes by or against others in any arbitration, except parties who have executed any Loan Document, or to include in any arbitration any dispute as a representative or member of a class, or to act in any arbitration in the interest of the general public or in a private attorney general capacity.

(g)           Payment Of Arbitration Costs And Fees.  The arbitrator shall award all costs and expenses of the arbitration proceeding.

(h)           Miscellaneous.  To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA.  No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation.  If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the dispute shall control.  This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.